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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We have issued our report dated February 4, 1997, accompanying the consolidated financial statements of Trans-Industries, Inc. and subsidiaries appearing in the Annual Report on Form 10-K for the year ended December 31, 1996 which are incorporated by reference in this Registration Statement. We hereby consent to the incorporation by reference of said report in the Registration Statement on Form S-8.

/s/ Grant Thornton LLP



Detroit, Michigan
May 29, 1997















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